Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
Subversive Metaverse ETF (PUNK)
Listed on Cboe BZX Exchange, Inc.

A Series of Series Portfolios Trust

May 16, 2023

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated January 27, 2023

The Board of Trustees of Series Portfolios Trust, based upon a recommendation from Subversive Capital Advisor LLC (the “Adviser”), the investment adviser to the Subversive Metaverse ETF (the “Fund”), approved a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, the Fund is expected to be liquidated (the “Liquidation”) immediately after the close of business on May 31, 2023 (the “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required. Shares of the Fund are listed on the Cboe BZX Exchange, Inc.

Effective immediately, the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents. As a result, the Fund will cease investing its assets in a manner designed to achieve its investment objective and strategies stated in the Fund’s prospectus.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

Under the terms of the Plan of Liquidation, on or about the Liquidation Date, the Fund will liquidate its assets and distribute cash in an amount equal to the net asset value of their Fund shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. These distributions are taxable events. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the Liquidation that are relevant to your specific situation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of liquidating the assets of the Fund. Once the distributions are complete, the Fund will terminate. Proceeds of the Liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information, please call 1-800-617-0004.

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Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.